Exhibit 32.01
CERTIFICATION OF CHIEF EXECUTIVE OFFICER,
AS REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     I, Margaret C. Whitman, hereby certify pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:
     (i) The accompanying quarterly report on Form 10-Q for the quarter ended September 30, 2006 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
     (ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of eBay Inc.

By:	/s/ Margaret C. Whitman
Margaret C. Whitman
President and Chief Executive Officer (Principal Executive Officer)

Date: October 27, 2006
     The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of this report.